UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2007

Legg Mason Partners Short Duration Municipal Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Short Duration Municipal Income Fund

Annual Report  •  October 31, 2007

What’s

Inside

Fund Objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains if any are fully taxable. Please consult your personal tax advisor.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18th, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say, “The Committee

Legg Mason Partners Short Duration Municipal Income Fund         I

judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended October 31, 2007, two-year Treasury yields fell from 4.71% to 3.94%. Over the same period, 10-year Treasury yields moved from 4.61% to 4.48%.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended October 31, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 2.91% and 5.38%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various

II         Legg Mason Partners Short Duration Municipal Income Fund

government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Short Duration Municipal Income Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two and 10-year Treasury yields began the reporting period at 4.71% and 4.61%, respectively. This inversion of the yield curveii, when shorter-term yields eclipse their longer-term counterparts, has often been a precursor to weaker economic growth. However, after tepid gross domestic product (“GDP”)iii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short-and long-term Treasury yields moved sharply higher. By mid-June, two and 10-year Treasuries were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

After their June 2007 peaks, Treasury yields then moved sharply lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasuries, causing their prices to rise. At the same time, increased risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed aggressively lowered the discount rateiv and then the federal funds ratev toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall bond market. By October 2007, the volatility in the bond market was less extreme and, at the end of the fiscal year, two- and 10-year Treasury yields were 3.94% and 4.48%, respectively.

The municipal bond market also experienced periods of volatility and lagged its taxable bond counterparts during the fiscal year. All told, the overall municipal market, as measured by the Lehman Brothers Municipal Bond Indexvi, returned 2.91% during the one-year period ended October 31, 2007. In contrast, over the same period, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvii, returned 5.38%.

Performance Review

For the 12 months ended October 31, 2007, Class A shares of Legg Mason Partners Short Duration Municipal Income Fund, excluding sales charges, returned 3.05%. These shares outperformed the Fund’s Lipper Short-Intermediate Municipal Debt Funds Category Average1 which increased 2.75% for the same period. The Fund’s unmanaged benchmarks, the Lehman Brothers Three-Year Municipal Bond Indexviii and the Lehman Brothers Five-Year Municipal Bond Indexix, returned 4.01% and 3.79%, respectively, over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 44 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         1

Performance Snapshot as of October 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Short Duration Municipal Income Fund — Class A Shares	1.81%	3.05%

Lehman Brothers Three-Year Municipal Bond Index	2.47%	4.01%

Lehman Brothers Five-Year Municipal Bond Index	2.47%	3.79%

Lipper Short-Intermediate Municipal Debt Funds Category Average[1]	1.56%	2.75%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class C shares returned 1.63% and Class I shares returned 2.09% over the six months ended October 31, 2007. Excluding sales charges, Class C shares returned 2.69% and Class I shares returned 3.41% over the 12 months ended October 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ending October 31, 2007 for Class A, C and I shares were 3.10%, 2.82% and 3.32%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, C and I shares would have been 2.72%, 2.20% and 3.02%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class C and Class I shares were 0.86%, 1.41% and 0.67%, respectively.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.75% for Class A shares, 1.10% for Class C shares and 0.60% for Class I shares. These expense limitations may be reduced or terminated at any time.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, most of the Fund’s assets were in securities in the two- to four-year maturity range. This yield curve positioning was beneficial to performance during the fiscal year. Overall, the Fund’s high quality bias generally enhanced the Fund’s performance, especially during the period of spread widening that occurred in the second half of the fiscal year. Elsewhere, slightly extending the Fund’s durationx in the second half of the fiscal year enhanced returns as municipal yields declined.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 44 funds for the six-month period and among the 44 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

What were the leading detractors from performance?

A. While the Fund’s portfolio emphasized securities in the two- to four-year maturity range, it also had an exposure to issues with shorter-term maturities. These securities detracted from performance during the first half of the fiscal year. In addition, during the first half of the reporting period, lower-quality securities outperformed their higher-quality counterparts. As a result, the Fund’s underweight to lower-quality issues was a slight negative to performance during that time.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period.

Thank you for your investment in Legg Mason Partners Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Lehman Brothers Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

ix	The Lehman Brothers Five-Year Municipal Bond Index is a market-value-weighted index representative of the medium term (4 to 6 years) tax-exempt bond market.

[x]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2007 and held for the six months ended October 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A(5)	1.81%	$1,000.00	$1,018.10	0.75%	$3.82

Class C	1.63	1,000.00	1,016.30	1.10	5.59

Class I(6)	2.09	1,000.00	1,020.90	0.60	3.06

(1)	For the six months ended October 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	On November 20, 2006, Class B shares were converted to Class A shares.

(6)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A(4)	5.00%	$1,000.00	$1,021.42	0.75%	$3.82

Class C	5.00	1,000.00	1,019.66	1.10	5.60

Class I(5)	5.00	1,000.00	1,022.18	0.60	3.06

(1)	For the six months ended October 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	On November 20, 2006, Class B shares were converted to Class A shares.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A(3)	Class C	Class I(4)
Twelve Months Ended 10/31/07	3.05%	2.69%	3.41%

Inception* through 10/31/07	2.01	1.65	2.19

	With Sales Charges(5)
	Class A(3)(6)	Class C	Class I(4)
Twelve Months Ended 10/31/07	0.79%	2.69%	3.41%

Inception* through 10/31/07	1.49	1.65	2.19

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A(3) (Inception* through 10/31/07)	9.63%

Class C (Inception* through 10/31/07)	7.86

Class I(4) (Inception* through 10/31/07)	8.98

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charge with respect to Class A shares.

(3)	On November 20, 2006, Class B shares were converted to Class A shares.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(5)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

(6)	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

*	Inception dates for Class A, C and I are March 17, 2003, March 18, 2003 and November 14, 2003, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Short Duration Municipal Income Fund vs. Lehman Brothers Three-Year Municipal Bond Index and Lehman Brothers Five-Year Municipal Bond Index(1) (March 17, 2003 — October 31, 2007)

(1)

Hypothetical illustration of $10,000 invested in Class A shares at inception on March 17, 2003, assuming deduction of the maximum 2.25% initial sales charge at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, through October 31, 2007. The Lehman Brothers Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Lehman Brothers Five-Year Municipal Bond Index is a market-value-weighted index representative of the medium term (4 to 6 years) tax-exempt bond market. Please note that an investor cannot invest directly in an index. The Indexes are unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor may not invest directly in an index.

(2)

Effective August 14, 2007, the Fund’s benchmark is the Lehman Brothers Three-Year Municipal Bond Index. The Fund’s Board of Trustees has determined that this index best reflects the composition of the Fund’s portfolio holdings.

(3)	Benchmark return beginning March 31, 2003.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Schedule of Investments (October 31, 2007)

LEGG MASON PARTNERS SHORT DURATION MUNICIPAL INCOME FUND

Face Amount	Security	Value

MUNICIPAL BONDS — 97.0%
Arizona — 4.0%
$1,105,000	University of Arizona, COP, AMBAC, 5.250% due 6/1/10	$1,151,034

California — 10.9%
3,000,000	Compton, CA, Community RDA, Refunding, Tax Allocation Redevelopment Project, AMBAC, 5.000% due 8/1/11	3,157,350

Colorado — 2.1%
565,000	Denver, CO, City & County, Airport Revenue, 14.000% due 11/15/08 (a)	594,843

Illinois — 10.9%
3,000,000	Illinois State Sales Tax Revenue, 5.000% due 6/15/11	3,148,170

Michigan — 8.2%
2,260,000	Michigan State Trunk Line, FGIC, 5.000% due 11/1/11	2,382,605

Nevada — 5.2%
1,400,000	Clark County, NV, Refunding Bond Bank, GO, AMBAC, 5.000% due 11/1/13	1,496,964

New Jersey — 10.9%
3,000,000	New Jersey Transportation Trust Fund Authority, Transportation Systems, 5.000% due 6/15/11 (b)	3,152,340

New York — 5.8%
1,650,000	New York State Dormitory Authority Revenue, Fashion Institute of Technology Student Housing Corp., FGIC, 5.000% due 7/1/09	1,693,148

Ohio — 5.3%
1,500,000	American Municipal Power-Ohio Inc., Electricity Purchase Revenue, 5.000% due 2/1/11	1,542,300

Tennessee — 5.2%
1,500,000	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue, 5.000% due 12/15/08	1,516,410

Texas — 17.8%
2,000,000	Northside, TX, ISD, GO, PSF-Guaranteed, SPA-Dexia Credit Local, 3.700% due 8/1/10 (c)(d)	2,000,780
3,000,000	Texas State, GO, Transport Commission — Mobility Fund, 5.000% due 4/1/11	3,139,260

	Total Texas	5,140,040

Virginia — 5.3%
1,500,000	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09	1,519,995

Wyoming — 5.4%
1,500,000	Sweetwater, WY, County Improvement Project, Powers Board Lease Revenue, MBIA, 5.000% due 12/15/11	1,566,330

	TOTAL INVESTMENTS — 97.0% (Cost — $27,854,414#)	28,061,529
	Other Assets in Excess of Liabilities — 3.0%	881,460

	TOTAL NET ASSETS — 100.0%	$28,942,989

See Notes to Financial Statements.

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         9

Schedule of Investments (October 31, 2007) (continued)

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Bonds are escrowed to maturity by U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)	Maturity date shown represents the mandatory tender date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation — Insured Bonds
COP	— Certificate of Participation
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
IDA	— Industrial Development Authority
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement

Summary of Investments by Industry* (unaudited)
Special Tax	31.0%
Local General Obligation	12.5
Pre-refunded Escrowed to Maturity	11.2
State General Obligation	11.2
Electric	10.9
Leasing	9.7
Education	6.0
Industrial Development	5.4
Transportation	2.1

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2007 and subject to change.

Rating Table** (October 31, 2007) (unaudited)

S&P/Moody’s‡
AAA/Aaa	68.1%
AA/Aa	23.8
A	2.3
BBB/Baa	5.8

100.0%

**	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary.

See Notes to Financial Statements.

10         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

Legg Mason Partners Oregon Municipals Fund 2007 Semi-Annual Report         11

Bond Ratings (unaudited) (continued)

C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

12         Legg Mason Partners Oregon Municipals Fund 2007 Semi-Annual Report

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $27,854,414)	$28,061,529
Receivable for securities sold	500,000
Interest receivable	498,135
Receivable for Fund shares sold	25,000
Receivable from investment manager	21,801
Prepaid expenses	14,908

Total Assets	29,121,373

LIABILITIES:
Due to custodian	87,161
Distributions payable	17,706
Distribution fees payable	7,245
Payable for Fund shares repurchased	719
Trustees’ fees payable	367
Accrued expenses	65,186

Total Liabilities	178,384

Total Net Assets	$28,942,989

NET ASSETS:
Par value (Note 6)	$59
Paid-in capital in excess of par value	32,948,595
Undistributed net investment income	21,730
Accumulated net realized loss on investments and futures contracts	(4,234,510)
Net unrealized appreciation on investments	207,115

Total Net Assets	$28,942,989

Shares Outstanding:
Class A	3,307,627

Class C	2,404,104

Class I(1)	177,929

Net Asset Value:
Class A (and redemption price)	$4.91

Class C(2)	$4.91

Class I(1) (and redemption price)	$4.92

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)(3)	$5.02

(1)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(2)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

(3)	Class A shares maximum initial sales charge increased from 2.00 % to 2.25% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         13

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Interest	$1,549,272

EXPENSES:
Investment management fee (Note 2)	176,434
Distribution fees (Notes 2 and 4)	106,551
Legal fees	75,598
Shareholder reports (Note 4)	71,874
Registration fees	48,308
Audit and tax	28,207
Transfer agent fees (Note 4)	6,952
Restructuring and reorganization fees (Note 11)	2,209
Trustees’ fees	1,865
Insurance	1,600
Custody fees	1,446
Miscellaneous expenses	3,860

Total Expenses	524,904
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(180,919)

Net Expenses	343,985

Net Investment Income	1,205,287

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(940,003)
Futures contracts	(32,181)

Net Realized Loss	(972,184)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	803,576
Futures contracts	28,260

Change in Net Unrealized Appreciation/Depreciation	831,836

Net Loss on Investments and Futures Contracts	(140,348)

Increase in Net Assets From Operations	$1,064,939

See Notes to Financial Statements.

14         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006
OPERATIONS:
Net investment income	$1,205,287	$2,137,780
Net realized gain (loss)	(972,184)	289,931
Change in net unrealized appreciation/depreciation	831,836	59,225

Increase in Net Assets From Operations	1,064,939	2,486,936

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,207,495)	(2,139,398)

Decrease in Net Assets From Distributions to Shareholders	(1,207,495)	(2,139,398)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	4,171,344	7,732,147
Reinvestment of distributions	882,464	1,560,844
Cost of shares repurchased	(40,363,431)	(49,123,077)

Decrease in Net Assets From Fund Share Transactions	(35,309,623)	(39,830,086)

Decrease in Net Assets	(35,452,179)	(39,482,548)
NET ASSETS:
Beginning of year	64,395,168	103,877,716

End of year*	$28,942,989	$64,395,168

* Includes undistributed net investment income of:	$21,730	$21,729

See Notes to Financial Statements.

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         15

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2007(2)		2006	2005	2004	2003(3)
Net Asset Value, Beginning of Year	$4.92		$4.89	$4.94	$5.01	$5.00

Income (Loss) From Operations:
Net investment income	0.16		0.14	0.11	0.09	0.05
Net realized and unrealized gain (loss)	(0.01)		0.03	(0.05)	(0.07)	0.01

Total Income From Operations	0.15		0.17	0.06	0.02	0.06

Less Distributions From:
Net investment income	(0.16)		(0.14)	(0.11)	(0.09)	(0.05)

Total Distributions	(0.16)		(0.14)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Year	$4.91		$4.92	$4.89	$4.94	$5.01

Total Return(4)	3.05%		3.43%	1.24%	0.50%	1.10%

Net Assets, End of Year (000s)	$16,255		$46,783	$74,872	$135,952	$76,033

Ratios to Average Net Assets:
Gross expenses	1.13	%(5)	0.87%	0.74%	0.78%	1.18	%(6)
Net expenses(7)	0.75	(5)(8)	0.75 (8)	0.74	0.75 (8)	0.73	(6)(8)
Net investment income	3.19		2.74	2.21	1.90	1.54	(6)

Portfolio Turnover Rate	8%		35%	24%	27%	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On November 20, 2006, Class B shares were converted to Class A shares.

(3)	For the period March 17, 2003 (inception date) to October 31, 2003.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.13% and 0.75%, respectively (Note 11).

(6)	Annualized.

(7)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.75%.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2007		2006	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$4.92		$4.89	$4.94	$5.01	$5.00

Income (Loss) From Operations:
Net investment income	0.14		0.12	0.09	0.08	0.03
Net realized and unrealized gain (loss)	(0.01)		0.03	(0.05)	(0.07)	0.01

Total Income From Operations	0.13		0.15	0.04	0.01	0.04

Less Distributions From:
Net investment income	(0.14)		(0.12)	(0.09)	(0.08)	(0.03)

Total Distributions	(0.14)		(0.12)	(0.09)	(0.08)	(0.03)

Net Asset Value, End of Year	$4.91		$4.92	$4.89	$4.94	$5.01

Total Return(3)	2.69%		3.07%	0.87%	0.14%	0.88%

Net Assets, End of Year (000s)	$11,813		$15,421	$26,356	$47,838	$39,417

Ratios to Average Net Assets:
Gross expenses	1.73	%(4)	1.41%	1.17%	1.13%	1.52	%(5)
Net expenses(6)(7)	1.10	(4)	1.09	1.10	1.10	1.07	(5)
Net investment income	2.85		2.39	1.84	1.54	1.21	(5)

Portfolio Turnover Rate	8%		35%	24%	27%	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period March 18, 2003 (inception date) to October 31, 2003.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.72% and 1.10%, respectively (Note 11).

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.10%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class I Shares(1)(2)	2007		2006	2005	2004(3)
Net Asset Value, Beginning of Year	$4.92		$4.89	$4.95	$5.02

Income (Loss) From Operations:
Net investment income	0.17		0.14	0.12	0.10
Net realized and unrealized gain (loss)	(0.01)		0.03	(0.06)	(0.07)

Total Income From Operations	0.16		0.17	0.06	0.03

Less Distributions From:
Net investment income	(0.16)		(0.14)	(0.12)	(0.10)

Total Distributions	(0.16)		(0.14)	(0.12)	(0.10)

Net Asset Value, End of Year	$4.92		$4.92	$4.89	$4.95

Total Return(4)	3.41%		3.58%	1.18%	0.56%

Net Assets, End of Year (000s)	$875		$1,056	$371	$273

Ratios to Average Net Assets:
Gross expenses	0.91	%(5)	0.68%	0.65%	0.63	%(6)
Net expenses(7)(8)	0.60	(5)	0.60	0.60	0.59	(6)
Net investment income	3.36		2.93	2.41	2.08	(6)

Portfolio Turnover Rate	8%		35%	24%	27%

(1)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(2)	Per share amounts have been calculated using the average shares method.

(3)	For the period November 14, 2003 (inception date) to October 31, 2004.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.90% and 0.60%, respectively (Note 11).

(6)	Annualized.

(7)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified series investment fund of Legg Mason Partners Trust II, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accre-

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         19

Notes to Financial Statements (continued)

tion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2,209	—	$(2,209)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

20         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended October 31, 2007, the Fund’s Class A, C and I shares had voluntary expense limitations in place of 0.75%, 1.10% and 0.60%, respectively. During the year ended October 31, 2007, LMPFA waived fees in the amount of $176,434 and the Fund was reimbursed for expenses amounting to $4,485.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 2.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 2.00% to 2.25% for shares purchased on or after that date. Class A and Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within six months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2007, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2007, there were no CDSCs paid to LMIS and its affiliates.

On July 10, 2006, a retirement plan applicable to the Fund was amended by the Board then overseeing the Fund (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. All of the Trustees comprising the Previous Board (and who had not elected to retire as of April 2007) elected to receive benefits under the amended plan. Each fund overseen by the Previous Board (including the Fund) paid it pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the funds an amount equal to 50% of these benefits. The Fund’s allocable share of benefits under this amendment was $281. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         21

Notes to Financial Statements (continued)

3.	Investments

During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,014,966

Sales	34,153,131

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$239,135
Gross unrealized depreciation	(32,020)

Net unrealized appreciation	$207,115

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15%, 0.50% and 0.50% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$36,078	$3,222	$27,229
Class B(1)	295	11	95
Class C	70,178	3,717	44,288
Class I(2)	—	2	262

Total	$106,551	$6,952	$71,874

(1)	On November 20, 2006, Class B shares were converted to Class A shares.

(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2007	Year Ended October 31, 2006
Net Investment Income
Class A	$768,957	$1,602,643
Class B(1)	1,608	34,693
Class C	401,302	477,771
Class I(2)	35,628	24,291

Total	$1,207,495	$2,139,398

(1)	On November 20, 2006, Class B shares were converted to Class A shares.

(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

22         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At October 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	324,506	$1,593,385	1,078,754	$5,265,689
Shares issued on reinvestment	123,950	607,211	244,137	1,193,663
Shares repurchased	(6,647,505)	(32,631,307)	(7,127,260)	(34,800,598)

Net Decrease	(6,199,049)	$(30,430,711)	(5,804,369)	$(28,341,246)

Class B(1)
Shares sold	—	—	11,545	$56,336
Shares issued on reinvestment	—	—	4,353	21,274
Shares repurchased	(230,701)	$(1,134,168)	(251,415)	(1,226,447)

Net Decrease	(230,701)	$(1,134,168)	(235,517)	$(1,148,837)

Class C
Shares sold	499,691	$2,451,459	344,631	$1,682,922
Shares issued on reinvestment	56,224	275,253	70,767	345,907
Shares repurchased	(1,285,887)	(6,293,403)	(2,670,661)	(13,047,028)

Net Decrease	(729,972)	$(3,566,691)	(2,255,263)	$(11,018,199)

Class I(2)
Shares sold	25,786	$126,500	148,810	$727,200
Shares repurchased	(62,402)	(304,553)	(9,960)	(49,004)

Net Increase (Decrease)	(36,616)	$(178,053)	138,850	$678,196

(1)	On November 20, 2006, Class B shares were converted to Class A shares.

(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class I
Daily
11/30/2007	$0.013277	$0.011765	$0.013935

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2007	2006
Distributions paid from:
Tax-Exempt Income	$1,207,495	$2,139,398

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$48,594

Capital loss carryforward*	$(4,234,510)
Other book/tax temporary differences(a)	(26,864)
Unrealized appreciation/(depreciation)	207,115

Total accumulated earnings/(losses) — net	$(4,005,665)

*	The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2012	$(2,801,475)
10/31/2014	(489,111)
10/31/2015	(943,924)

$(4,234,510)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the difference in the book/tax treatment of various items.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also

24         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held is escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint.

The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the complaint.

On December 3, 2007, the court granted the Defendants motion to dismiss, with prejudice. The Plaintiffs have the right to appeal the order within 30 days after entry of judgement.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31,2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensa-

26         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

tory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

fees of seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements mad in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed a notice of appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11.	Special Shareholder Meeting and Reorganization

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its

28         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statement must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At the time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13.	Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities. The case was argued before the Supreme Court on November 5, 2007, but no decision has yet been issued.

14.	Subsequent Event

Effective December 1, 2007, LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report         29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Short Duration Municipal Income Fund, a series of Legg Mason Partners Income Trust (formerly a series of Legg Mason Partners Trust II) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended and the period from March 17, 2003 (commencement of operations) through October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Short Duration Municipal Income Fund as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended and the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

30         Legg Mason Partners Short Duration Municipal Income Fund 2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Short Duration Municipal Income Fund are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	68	Board Member American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1988)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Legg Mason Partners Short Duration Municipal Income Fund         31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

32         Legg Mason Partners Short Duration Municipal Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Badson College (since 1992)	68	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybemaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

Legg Mason Partners Short Duration Municipal Income Fund         33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA† Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (2002-2006).
Officers:
Frances M. Guggino Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, or its predecessors (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)

34         Legg Mason Partners Short Duration Municipal Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason and Co.	N/A	N/A

David Castano Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

Legg Mason Partners Short Duration Municipal Income Fund         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Matthew Plastina Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason partners Fund complex.

†	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and of certain of its affiliates.

36         Legg Mason Partners Short Duration Municipal Income Fund

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2007 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Legg Mason Partners Short Duration Municipal Income Fund         37

Legg Mason Partners

Short Duration

Municipal Income Fund

TRUSTEES

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund
Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

PFPC Inc.
4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners

Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS SHORT DURATION MUNICIPAL INCOME FUND

Legg Mason Partners Funds

125 Broad Street, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for general information of the shareholders of Legg Mason Partners Short Duration Municipal Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2007 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 12/07	SR07-464

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,000 in 2006 and $53,000 in 2007.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $9,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $10,200 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h)	Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trustor to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: January 4, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: January 4, 2008